UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2011
TD AMERITRADE Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-49992	82-0543156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4211 South 102nd Street Omaha, Nebraska	68127
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (402) 331-7856
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
On September 14, 2011, J. Joe Ricketts announced that he will be retiring as a director of TD Ameritrade Holding Corporation effective October 20, 2011. TD Ameritrade’s and Mr. Ricketts’s press release is attached hereto as exhibit 99.1 and 99.2, respectively.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

99.1	TD Ameritrade’s press release re the retirement of Mr. Ricketts
99.2	Mr. Ricketts’s press release re his retirement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD AMERITRADE HOLDING CORPORATION
Date: September 20, 2011	By:	/s/ William J. Gerber
		Name:	William J. Gerber
		Title:	Chief Financial Officer

EXHIBIT INDEX

99.1	TD Ameritrade’s press release re the retirement of Mr. Ricketts
99.2	Mr. Ricketts’s press release re his retirement